UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2010
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Signatures

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)	On October 19, 2010, the Board of Directors of The Chubb Corporation (Chubb) approved the following actions, effective January 1, 2011:

Paul J. Krump (50) will be promoted to the positions of Executive Vice President of Chubb and President, Commercial & Specialty Lines of Chubb & Son, a division of Federal Insurance Company (Chubb & Son), which is a Chubb subsidiary. Mr. Krump currently serves as Executive Vice President and Chief Underwriting Officer of Chubb & Son, a position he has held since June 2008. Mr. Krump has held positions of increasing responsibility within Chubb and its subsidiaries for more than 25 years. In connection with his promotion, Mr. Krump’s base salary will be increased from $580,000 to $700,000. Mr. Krump will continue to participate in Chubb’s other compensation and benefit plans on terms and conditions applicable to Chubb’s other senior managers.

Dino E. Robusto (52) will be promoted to the positions of Executive Vice President of Chubb and President, Personal Lines & Claims of Chubb & Son. Mr. Robusto currently serves as Executive Vice President and Chief Administrative Officer of Chubb & Son, a position he has held since June 2008. Mr. Robusto has held positions of increasing responsibility within Chubb and its subsidiaries for more than 24 years. In connection with his promotion, Mr. Robusto’s base salary will be increased from $510,000 to $700,000. Mr. Robusto will continue to participate in Chubb’s other compensation and benefit plans on terms and conditions applicable to Chubb’s other senior managers.

Harold L. Morrison, Jr. (53) will be promoted to the positions of Executive Vice President of Chubb and Executive Vice President and Chief Administrative Officer of Chubb & Son. Mr. Morrison will also continue to serve as Chief Global Field Officer of Chubb & Son, a position he has held since June 2008. Mr. Morrison has held positions of increasing responsibility within Chubb and its subsidiaries for more than 25 years. In connection with his promotion, Mr. Morrison’s base salary will be increased from $510,000 to $600,000. Mr. Morrison will continue to participate in Chubb’s other compensation and benefit plans on terms and conditions applicable to Chubb’s other senior managers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: October 22, 2010	By:	W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary